UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2013

Nabors Industries Ltd.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32657

Bermuda	98-0363970
(State of Incorporation)	(IRS Employer Identification No.)

Crown House

4 Par-la-Ville Road

Second Floor

Hamilton, HM08 Bermuda

(Address of principal executive offices) (zip code)

(441) 292-1510

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 4, 2013, Nabors Industries Ltd. (“NIL”) and its wholly owned subsidiary, Nabors Industries, Inc. (“NII”), entered into a purchase agreement (the “Purchase Agreement”) under which NII agreed to sell $350 million aggregate principal amount of its 2.35% senior notes due 2016 and $350 million aggregate principal amount of its 5.1% senior notes due 2023  (collectively, the “Senior Notes”) to Citigroup Global Markets Inc., and HSBC Securities (USA) Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Merrill Lynch Pierce Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, BBVA Securities Inc., Wells Fargo Securities, LLC, SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc. (collectively, the “Initial Purchasers”). The Senior Notes are fully and unconditionally guaranteed by NIL. A copy of the Purchase Agreement is included as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.  The Purchase Agreement should be read in its entirety for a complete description of its provisions, and the summary in this report is qualified in its entirety by the text of such provisions. The closing of the sale of the Senior Notes is expected to occur on or about September 12, 2013.

NII will sell the Senior Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Initial Purchasers intend to resell the Senior Notes to (i) qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act or (ii) pursuant to Regulation S under the Securities Act. NII will rely on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 8.01 Other Events.

Tender Offers

On September 4, 2013, NIL issued a press release announcing that NII commenced a tender to purchase for cash any and all of its $1,125,000,000 aggregate principal amount outstanding of 9.25% Senior Notes due 2019. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Notes Offering

On September 4, 2013, NIL issued a press release announcing the commencement of the offering of the Senior Notes. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Also, on September 4, 2013, NIL issued a press release announcing the pricing by NII of the offering of the Senior Notes. The press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1

Purchase Agreement, dated September 4, 2013, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Merrill Lynch Pierce Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, BBVA Securities Inc., Wells Fargo Securities, LLC, SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc.

99.1	Press Release regarding tender offer dated September 4, 2013.

99.2	Press Release regarding notes offering dated September 4, 2013.

99.3	Press Release regarding notes pricing dated September 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: September 5, 2013	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

Purchase Agreement, dated September 4, 2013, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Merrill Lynch Pierce Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, BBVA Securities Inc., Wells Fargo Securities, LLC, SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc.

99.1	Press Release regarding tender offer dated September 4, 2013.

99.2	Press Release regarding notes offering dated September 4, 2013.

99.3	Press Release regarding notes pricing dated September 4, 2013.